UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2004

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 West Bayshore Road, Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Greater Bay Bancorp filed a Current Report on Form 8-K on October 27, 2004 containing an updated investor slide presentation with information as of September 30, 2004. This Form 8-K/A contains a corrected slide from that presentation. The slide is furnished (not filed) as Exhibit 99 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

99	Corrected slide from presentation of Greater Bay Bancorp as of September 30, 2004 (furnished pursuant to Regulation FD)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: October 28, 2004	By:	/s/ Linda M. Iannone
Linda M. Iannone Senior Vice President, General Counsel and Secretary

Exhibit Index

99	Corrected slide from presentation of Greater Bay Bancorp as of September 30, 2004